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Exhibit 10.15

Execution Copy

AMENDMENT NO. 1 TO
INTERCREDITOR AGREEMENT

        THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT, dated as of May 11, 2004 (the "Amendment"), is by and among THE SHERIDAN GROUP, INC., a Maryland corporation ("TSG"), THE SUBSIDIARIES OF TSG IDENTIFIED ON THE SIGNATURE PAGES HERETO (the "Guarantors"), THE BANK OF NEW YORK, as trustee for the Noteholders pursuant to the Indenture referred to below and as collateral agent for the Noteholders pursuant to the Collateral Agreements referred to in the Indenture (together with its successors and assigns in such capacities, the "Trustee"), and FLEET NATIONAL BANK, as lender under the Credit Agreement referred to below (together with its successors and assigns in such capacities, the "Lender").

Background

        A.    TSG, the Guarantors (other than Lisbon Acquisition Corp., a Delaware corporation ("Lisbon")), the Trustee and the Lender are parties to that certain Intercreditor Agreement, dated as of August 21, 2003 (the "Original Agreement").

        B.    The Original Agreement sets forth certain agreements and understandings among TSG, the Guarantors (other than Lisbon), the Trustee and the Lender with respect to the relative rights of the Trustee and the Lender with respect the collateral securing the Bank Documents and the Note Documents (each as defined in the Original Agreement).

        C.    TSG intends to issue Additional Notes under the Indenture (each as defined in the Original Agreement) in the aggregate principal amount of $60,000,000 (the "Additional Issuance") to facilitate the acquisition by TSG of substantially all of the assets and business of The Dingley Press, a Maine corporation ("Dingley").

        D.    TSG, the Guarantors (other than Lisbon) and the Lender are parties to that certain Revolving Credit Agreement, dated as of August 21, 2003 (the "Credit Agreement"). In connection with the Additional Issuance, TSG, the Guarantors, the Lender and an additional "Lender" intend to enter into an Amended and Restated Revolving Credit Agreement (the "Amended and Restated Credit Agreement"), which, among other things, will appoint the Lender as "Agent" for all Lenders party thereto.

        E.    The parties desire to join Lisbon, the acquirer of the assets and business of Dingley, as a party to the Original Agreement.

        F.     In connection with, and as a condition to, the Additional Issuance, TSG, the Guarantors, the Trustee and the Lender now desire to amend the Original Agreement in accordance with Section 13.8 thereof, as provided in this Amendment.

        G.    The Issuer has delivered to the Trustee the documents required by Sections 9.3 and 12.4 of the Indenture.

Terms

        In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereby agree as follows:

          Section 1.    Defined Terms.    Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Original Agreement.

          Section 2.    Status of Lisbon.    Upon execution and delivery of this Amendment, Lisbon shall become a party to the Original Agreement and shall constitute a "Guarantor" for all purposes under the Original Agreement, with the same effect and to the same extent as if Lisbon had been named in the Original Agreement as a "Guarantor."

          Section 3.    Limitations on Amount of Note Obligations.    Section 11.6 of the Original Agreement is hereby amended and restated in its entirety as follows:

    "11.6    Limitations on Amount of Note Obligations.    Notwithstanding anything else provided herein, until the indefeasible payment in full in cash of the Bank Obligations and the termination of any commitment by the Lender to extend credit under the Credit Agreement (or unless the Lender gives its prior written consent in its sole discretion), if the Trustee amends, restates, modifies, supplements, and/or refinances the Note Obligations in any manner that results in the Company being permitted to incur indebtedness under the Note Documents in an aggregate principal amount (the "Note Actual Principal Amount") in excess of $165,000,000 or such greater amount to which the Lender shall give its prior written consent in its sole discretion (the "Note Permitted Principal Amount"), then the excess of the Note Actual Principal Amount over the Note Permitted Principal Amount (and all interest on (including interest rate protection obligations) and fees in respect of such excess amount) shall not be entitled to the Note Senior Lien."

          Section 4.    Trustee Statement.    The Trustee makes no representation as to the validity or sufficiency of this Amendment, or for or in respect of the recitals contained herein.

          Section 5.    Continued Effectiveness of Original Agreement.    Except as specifically amended herein, all other terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

          Section 6.    Incorporation of Amendment.    On and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended hereby.

          Section 7.    Effectiveness.    Section 2 of this Amendment shall be effective when executed by the parties hereto. Section 3 of this Amendment shall be effective as of the date of the Additional Issuance; provided, however, Section 3 shall not become effective if the Additional Issuance has not occurred by June 30, 2004.

          Section 8.    Bank Agent.    Upon the execution of the Amended and Restated Credit Agreement, the Lender shall be acting as "Agent" for the Lenders under the Amended and Restated Credit Agreement and under the Original Agreement, as amended by this Amendment, and all references to the "Lender" in the Original Agreement, as amended by this Amendment, shall be deemed to mean the "Agent" under the Amended and Restated Credit Agreement.

          Section 9.    Miscellaneous.

            Section 9.1.    Entire Agreement.    The agreement of TSG, the Guarantors, the Trustee and the Lender, which is comprised of this Amendment and the Original Agreement, sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment and the Original Agreement.

            Section 9.2.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b).

            Section 9.3.    Headings.    The headings in this Amendment are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

            Section 9.4.    Counterparts.    This Amendment may be executed in two or more counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment upon the date first above written.

THE SHERIDAN GROUP, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Vice President and Chief Financial Officer
CAPITAL CITY PRESS, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
DARTMOUTH JOURNAL SERVICES, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
DARTMOUTH PRINTING COMPANY
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
LISBON ACQUISITION CORP.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Vice President
SHERIDAN BOOKS, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
THE SHERIDAN GROUP HOLDING COMPANY
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	President
THE SHERIDAN PRESS, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
UNITED LITHO, INC.
By:	/s/ ROBERT M. JAKOBE
	Name:	Robert M. Jakobe
	Title:	Treasurer
THE BANK OF NEW YORK, as Trustee
By:	/s/ GEOVANNI BARRIS
	Name:	Geovanni Barris
	Title:	Vice President
FLEET NATIONAL BANK
By:	/s/ KENNETH G. WOOD
	Name:	Kenneth G. Wood
	Title:	Senior Vice President

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AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT